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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 and 15(d) of the Securities Exchange Act of 1934

July 23, 2004
Date of Report (Date of earliest event reported)

FOSTER WHEELER LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda (State of Incorporation)	001-31305 (Commission File Number)	22-3802649 (IRS Employer Identification No.)

Perryville Corporate Park
Clinton, New Jersey 08809-4000
(Address of Principal Executive Office)

(908) 730-4000
(Registrant's Telephone Number, Including Area Code)

(Not Applicable)
(Former Name or Former Address,
If Changed Since Last Report)

Item 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

        Exhibit 99.1 hereto is hereby incorporated by reference.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)
Financial Statements:

  None.

  Pro Forma Financial Information:

(b)
None.

(c)
Exhibits:

Exhibit 99.1	Form of Third Amendment to the Employment Agreement Between Foster Wheeler Ltd. and Raymond J. Milchovich.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: July 23, 2004	FOSTER WHEELER LTD.
	By:	/s/ LISA FRIES GARDNER
Lisa Fries Gardner Vice President and Secretary

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  Item 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.
  Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE